Exhibit 10.25
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On July 10, 2002, the Company's Board of Directors amended the Plan for Deferred
Compensation in Common Stock for Outside Directors to require all future plan participants to receive their deferred compensation in the form of Common Stock, and thereby adopted the following resolution:

Resolved, that the amendments to the Corporation's Plan for Deferred Compensation in Common Stock for Outside Directors, as distributed to the Board be, and hereby are, amended, subject, however, to the right of current directors to elect irrevocably to receive all of their deferred compensation in stock or retain the right to make the election between stock and cash until their retirement; and that the shares of Common Stock issued pursuant to such plan, as amended, be deemed fully paid and nonassessable; and that the proper officers of the Corporation be, and each hereby is, authorized and directed to execute all such further instruments and documents and take all such further action as may be deemed appropriate to effectuate this resolution.